Exhibit 99.1
Annual Meeting of Shareholders April 2023

During the course of this presentation, we will be providing you with a discussion of some of the factors we currently anticipate may influence the future results of Republic Bancorp, Inc. (“Republic” or the “Company”), as well as certain financial projections. We want to emphasize that these forward-looking statements involve judgment, and that individual judgments may vary. Moreover, these statements are based on limited information available to us now, which is subject to change. Actual results may differ substantially from what we say today and no one should assume later that the comments we provide today are still valid. They speak only as of today. Specific risk factors that could change causing our projections not to be achieved are discussed in the “Risk Factors” section of our Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 3, 2023, and other reports filed with the SEC from time to time. Safe Harbor 2

STEVE TRAGER Executive Chair, Republic Bancorp, Inc. 3

2022 Net income increased 4% over 2021 Return on Average Assets and Return on Average Equity were 1.48% and 10.68% for 2022 compared to 1.39% and 10.37% for 2021 Net Interest Margin Expansion: • Core Bank net interest margin (“NIM”) increased 12 basis points over 2021 to 3.32% • 4Q 2022 NIM of 3.82%, an increase of 74 basis points over 4Q 2021 Disciplined Expense Management: • Total Company expenses increased 2% for the year • 4Q 2022 Expenses declined $129,000 from 4Q 2021 Strong Traditional Bank Loan Growth: • Traditional Bank loan balances, ex-Paycheck protection loans (“PPP”)*, increased $404 million (12%) • 1-4 family mortgage portfolio loans up by $106 million in 2022 (declines of $18 million and $64 million during 2021 and 2020) • CRE loans up $134 million in 2022 • C&I loans up $68 million 2022 Highlights Financial Results Customer Service Technology/Innovation Implementation of Net Promoter Score • Q1 Results = 38 • Q3 Results = 44 Implementation of Branch Transaction Effort Surveys in Dec ’22 • Average score of 4.7 (scale of 1 lowest to 5 highest) • Early results indicate a very high ease of use and satisfaction with Branch/ITM services -opportunity to better personalize service Partnered with Nest Egg during 2022 to bring much-needed financial planning and assistance to our clients 4 Banking Industry Average = 22 *Total Traditional Bank loans excluding PPP is a non-GAAP measure. See appendix for non-GAAP reconciliation.

Year ended December 31, 2022 Financial Highlights 5

2022 Financial Highlights • Net income for 2022 was $91.1 million, a $3.5 million, or 4%, increase over 2021 6 ($000s) 2022 2021 Core Bank $ 47,342 $ 59,052 Republic Processing Group (RPG) 43,764 28,559 Total Company $ 91,106 $ 87,611 +4% over 2021 EPS 2022 2021 Diluted Earnings Per Class A Common Share $ 4.59 $ 4.28 +7% over 2021 Net Income For the Years Ended:

2022 Financial Highlights • Expansion of Core Bank Net Interest Income/Margin 7 ($000s) 2022 2021 2022 2021 Total Core Bank $185,791 $183,548 3.32% 3.20% Republic Processing Group (RPG) 50,900 39,192 NM NM Total Company $236,691 $222,740 4.12% 3.79% NM = Not Meaningful Net Interest Income Net Interest Margin For the Years Ended: For the Years Ended:

($ in thousands) Quarter to Quarter to Quarter to Weighted Weighted Quarter Quarter Quarter Cost Average Average Average Average Avg. Balance Cost Change as a % of Balances Cost Balances Cost Change Change Change in FFTR Total Interest-Bearing Deposits/Weighted Average Cost $ 2,704,764 0.46% $ 2,857,403 0.14% $ (152,639) 0.32% 8.9% Noninterest-Bearing Deposits 1,994,233 0.00% 2,028,206 0.00% (33,973) 0.00% 0.0% - - - Total Deposits/All-in Weighted Average Cost $ 4,698,997 0.26% $ 4,885,609 0.08% $ (186,612) 0.18% 5.1% Average Noninterest-Bearing Deposits/Average Total Deposits 42.4% 41.5% 0.93% Average Federal Funds Target Rate 3.83% 0.25% 3.58% 4Q 2022 4Q 2021 Low Cost of Deposits in 2022 • Quarterly Average Federal Funds Target Rate (“FFTR”) increased 358 basis points while total deposit costs only increased 18 basis points 8

2022 Financial Highlights • Core Bank net charge-offs remain favorably low at Republic and across the industry 9 0.06% 0.11% 0.03% 0.01% 0.00% 0.10% 0.11% 0.11% 0.05% 0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 2018 2019 2020 2021 2022 Core Bank Peer (1) (1) Represents all commercial banks with total assets between $3 billion and $10 billion as published by the FDIC in its quarterly Uniform Bank Performance Report.

Mortgage Banking Income, $6MM Net Refund Transfer Fees, $17MM RPG Program Fees, $16MM Service Charges on Deposits, $14MM Interchange Fees, $13MM Other, $24MM 2022 Noninterest Income Mix 2022 Financial Highlights Total Noninterest Income 2022 - $90 Million 2021 - $87 Million • Noninterest income positively impacted by legal settlement and related termination fee received by Republic totaling $18 million 10

Salaries and Employee Benefits, $111MM Technology, Communication, and Equipment, $29MM Occupancy, $13MM Other, $34MM 2022 Noninterest Expense Mix 2022 Financial Highlights Total Noninterest Expense 2022 - $187 Million, +2% 2021 - $183 Million 11 • Total Company expenses well managed: 2% increase vs. prior year

Balance Sheet 12

Loan Growth Residential Real Estate, $1,233 Traditional Commercial Portfolios, $2,172 Home Equity, $242 Consumer Other, $24 Aircraft, $180 $ in millions Traditional Bank Loan Portfolio (ex-PPP*) Dec. 31, 2022 Total Traditional Bank Loans (ex-PPP*) Dec. 31, 2022 - $3.85 Billion • Diversified loan growth, ex-PPP, of $404 million Residential Real Estate, $1,127 Traditional Commercial Portfolios, $1,934 Home Equity, $211 Consumer Other, $31 Aircraft, $143 $ in millions Traditional Bank Loan Portfolio (ex-PPP*) Dec. 31, 2021 Total Traditional Bank Loans (ex-PPP*) Dec. 31, 2021 - $3.45 Billion *Total Traditional Bank loans excluding PPP is a non-GAAP measure. See appendix for non-GAAP reconciliation. 13

Balance Sheet • Allowance remained elevated due to economic uncertainty and prudent risk management 14 Reportable Segment (in 000s) Allowance Allowance to Loans Allowance Allowance to Loans Traditional Bank $ 50,709 1.32% $ 49,047 1.41% Warehouse Lending $ 1,009 0.25% $ 2,126 0.25% Total Core Bank $ 51,718 1.21% $ 51,533 1.18% Total Republic Processing Group $ 18,695 7.27% $ 13,044 9.06% Total Company $ 70,413 1.56% $ 64,577 1.44% As of Dec 31, 2022 As of Dec 31, 2021

Balance Sheet • Continued strong Core Bank credit quality – 0 basis points of net charge-offs during 2022 • Delinquent loans/total loans and non-performing loans/total loans remain near all-time favorable lows as of December 31, 2022 15 Ratio 12/31/2022 12/31/2021 Nonperforming Loans / Total Loans 0.37% 0.47% Nonperforming Assets / Total Assets 0.32% 0.40% Delinquent Loans / Total Loans 0.14% 0.17% Allowance / Nonperforming Loans 332% 251% Allowance / Total Loans 1.21% 1.18% Net Charge-offs / Average Loans 0.00% 0.01% As of and for the Years Ended

Balance Sheet Core Bank - Time and Brokered Deposits, 5% RPG NIB Deposits, 10% Core Bank - NIB Transactional Deposits, 32% Core Bank - IB Transactional Deposits, 53% Deposit Portfolio Dec. 31, 2022 IB – Interest Bearing NIB – Noninterest Bearing • Deposit balances up $751 million since December 31, 2019 • Noninterest-bearing deposits represent 42% of total deposits for the Company $3.8 $4.7 $4.8 $4.5 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 2019 2020 2021 2022 $ IN BILLIONS Period End Deposit Balances Up 20% 16

Balance Sheet 1. The Company is still in the process of preparing its March 31, 2022 regulatory capital ratios but expects them to remain above well capitalized levels. 2. Peer data obtained from the FDIC’s December 31, 2022 Uniform Bank Performance Report (“UBPR”) Peer Group #3. 17 • Capital Levels well above minimum requirements Capital Ratio 12/31/2022 Republic Bank & Trust Company1 Peer2 Percentile Ranking Well Capitalized Minimum Requirement Tier 1 Leverage 14.09% 9.93% Top 4% 5.00% CET 1 Risk Based 16.01% 12.90% Top 14% 6.50% Tier 1 Risk Based 16.01% 12.91% Top 14% 8.00% Total Risk Based 17.23% 13.93% Top 13% 10.00%

$0.09 $0.12 $0.14 $0.16 $0.20 $0.24 $0.29 $0.35 $0.41 $0.46 $0.51 $0.55 $0.59 $0.64 $0.68 $0.73 $0.77 $0.81 $0.86 $0.95 $1.03 $1.12 $1.23 $1.36 $1.50 $0.21 $1.10 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 Cash Dividend Paid Regular Dividend Special Dividend • Long History of Solid Dividend Increases *CAGR - Compound Annual Growth Rate **Dividend for 2023 reflects annualized 1st quarter 2023 dividend declared. CAGR* = 12% Balance Sheet 18

Financial Highlights Peer Analysis – 1-Year Annual Return Analysis* as of 3/31/23 *Assumes dividends reinvested Annualized Peer Return City Holding Company (CHCO) 18.93% SY Bancorp (SYBT) 6.24% Republic Bancorp Inc (RBCAA) -2.40% Community Trust Bancorp (CTBI) -4.01% 1st Source Corp (SRCE) -4.29% Park National Corporation (PRK) -6.50% German American Bancorp (GABC) -9.94% Lakeland Financial Corp (LKFN) -12.25% Premier Financial Group (PFC) -28.50% FB Financial Corporation (FBK) -29.09% First Savings Financial Group (FSFG) -32.73% Annualized Super Regionals Return United Bankshares Inc (UBSI) 4.88% Regions Financial Corp (RF) -13.57% Huntington Bancshares (HBAN) -19.43% First Horizon Corp (FHN) -22.09% PNC Financial Services (PNC) -28.50% US Bancorp (USB) -28.98% KBW NASDAQ Bank Index (BKX) -31.73% Fifth Third Bancorp (FITB) -35.49% Truist Financial Corp (TFC) -37.20% KeyCorp (KEY) -41.60% Annualized Money Centers Return JPMorgan Chase & Co (JPM) -1.23% Dow Jones Industrial Average -1.98% S&P 500 -7.75% Citigroup Inc (C) -8.47% Wells Fargo & Co (WFC) -20.88% Bank of America Corp (BAC) -28.87% 19

Cultural Highlights 20

Cultural Highlights 40 Acts of Service to Celebrate 40th Anniversary 2022 American Bankers Association Foundation Community Commitment Award Louisville Business First’s 2022 Business Impact Award Newsweek’s Best Banks in America 2022 2022 Best Places to Work Kentucky 21

LOGAN PICHEL President and Chief Executive Officer, Republic Bank & Trust Company 22

First Quarter Results and Strategic Initiatives Quarter ended March 31, 2023 23

1st Quarter 2023 Financial Highlights • Adjusted Net income for 1Q 2023 was $31.8 million, a $7.2 million, or 29%, increase over 1Q 2022 24 ($000s, except per share data) 1Q 2023 1Q 2022 1Q 2023 1Q 2022 1Q 2023 1Q 2022 1Q 2023 1Q 2022 Net Income/Diluted EPS, As Reported $ 10,308 $ 7,608 $ 17,784 $ 20,742 $ 28,092 $ 28,350 $ 1.42 $ 1.42 Adjustments: Add Back Impact of CBank Day 1 Provision, Net of Taxes 2,092 2,092 - 0.11 - Add Back Impact of CBank Merger Expenses, Net of Taxes 1,613 1,613 - 0.08 - Reduce for Impact of Termination Penalty Received for Cancelled TRS Transaction, Net of Taxes (3,772) - (3,772) - (0.19) Net Income/Diluted EPS, Adjusted $ 14,013 $ 7,608 $ 17,784 $ 16,970 $ 31,797 $ 24,578 $ 1.61 $ 1.23 84% over 1Q 2022 5% over 1Q 2022 29% over 1Q 2022 31% over 1Q 2022 Diluted Core Bank RPG Total Company EPS/Class A Share

1st Quarter 2023 Financial Highlights – • Continued Expansion of Core Bank Net Interest Income/Margin 25 ($000s) 1Q 2023 1Q 2022 1Q 2023 1Q 2022 Total Core Bank $ 52,255 $ 40,867 3.98% 2.92% Republic Processing Group (RPG) 40,387 22,300 NM NM Total Company $ 92,642 $ 63,167 6.52% 4.34% NM = Not Meaningful Net Interest Income Net Interest Margin For the Quarters Ended: For the Quarters Ended:

• Completed acquisition on March 15, 2023 • $220 million in Loans/Leases • $220 million in Deposits • 15 Bank associates, 12 Equipment Finance associates • Adds additional density in Cincinnati/Northern Kentucky: • $647 million in total loans • $444 million in total deposits • Conservative credit culture • Effective use of a portion of excess capital • Accelerated revenue growth: increased lending limit, treasury management, mortgage 26

Two notable bank failures during the first quarter of 2023 Probable causes: • Hyper growth in deposits between 1/1/2020 and 12/31/2022 • Significant concentration of uninsured deposits as a percentage of total deposits • Excessive risk of rising interest rates within investment portfolios (long duration) • Inadequate Capital levels, particularly when adjusting for unrealized securities losses 1st Quarter 2023 Banking Environment 27

Strategic Priorities – (18) Key Initiatives Improve Customer Satisfaction - Credit/Debit Cards Execute on a Company-Wide Digital Strategy Enhance Talent Development and Associate Satisfaction Continue to Enhance and Adjust Work Environment Increase Revenue-Generating Activities Improve Operational Efficiency Strengthen Environmental, Social/Inclusion/Diversity and Governance Efforts within our Company and Communities Initiative Initiatives Initiatives Initiatives Initiatives Initiatives Initiative 28

In Summary Prudent Loan Growth Credit Performance Expense Management Strong Capital Growth Focus/New Initiatives Deposits: Run-off and Pricing Will Credit be Challenged? Working Well Challenges 29

30

Thank You 31

Annual Meeting of Shareholders April 2023

Appendix – Non-GAAP Disclosure 33 Due to the short-term nature of the PPP, management believes total loans excluding its PPP portfolio is a more appropriate measure to analyze the Bank’s loan portfolio ($000s) 2022 2021 Total Traditional Bank Loans - GAAP $ 3,855,142 $ 3,501,959 Less: PPP portfolio 4,980 56,014 Total Traditional Bank Loans (excluding PPP portfolio) - non-GAAP $ 3,850,162 $ 3,445,945 For the Years Ended: